UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): December 16, 2003
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                           GTECH Holdings Corporation
                      ------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                -----------------
                 (State or other jurisdiction of incorporation)


                  1-11250                       05-0450121
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         (Commission file number)   (IRS Employer Identification Number)


              55 Technology Way, West Greenwich, Rhode Island 02817
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               (Address of principal executive offices) (Zip Code)


                  Registrant's telephone number, including area
                               code: 401-392-1000
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Item 12.          Results of Operations and Financial Condition.
                  -----------------------------------------------

                  This Report incorporates by reference: (a) the press release issued by GTECH on December 16, 2003 respecting GTECH's fiscal 2004 third quarter results, which is attached as Exhibit 99(a) hereto, (b) the scripts for GTECH's fiscal 2004 third quarter earnings conference call held on December 16, 2003, which are attached as Exhibit 99(b) hereto; and (c) the slide presentation accompanying GTECH's fiscal 2004 third quarter conference call held on December 16, 2003, which is attached as Exhibit 99(c) hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, GTECH Holdings Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GTECH HOLDINGS CORPORATION


                                  By: /s/ Marc A. Crisafulli
                                     ----------------------------------------
                                     Marc A. Crisafulli
                                     Senior Vice President and General Counsel

Dated:  December 16, 2003

                                  Exhibit Index

         Exhibit Number              Description
         ---------------             --------------

         Exhibit 99(a)               Press Release dated December 16, 2003

         Exhibit 99(b)               December 16, 2003 Earnings Conference Call
                                      Scripts

         Exhibit 99(c) December 16, 2003 Earnings Conference Call Slide Presentation